Fourth Quarter 2013 Earnings Conference Call Supplement (Unaudited Results) Jerome A. Peribere – President & CEO Carol P. Lowe – Senior Vice President & CFO Exhibit 99.2

Safe Harbor and Regulation G Statement

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform
Act of 1995. Forward-looking statements can be identified by such words as “anticipates,” “believes,” “plan,” “assumes,”
“could,” “estimates,” “expects,” “intends,” “may,” “plans to,” “will” and similar expressions. These statements reflect our beliefs and expectations as to future events and trends affecting our business, our consolidated financial position and our results of operations. Examples of these forward-looking statements include expectations regarding our anticipated effective income tax rate, the potential cash tax benefits associated with the W. R. Grace settlement, potential volume, revenue and operating growth for future periods, expectations and assumptions associated with our restructuring programs, availability and pricing of raw materials, success of our growth initiatives, economic conditions, and the success of pricing actions. A variety of factors may cause actual results to differ materially from these expectations, including general domestic and international economic and political conditions, changes in our raw material and energy costs, credit ratings, the success of restructuring plans, currency translation and devaluation effects, the competitive environment, the effects of animal and food-related health issues, environmental matters, and regulatory actions and legal matters. For more extensive information, see “Risk Factors” and “Cautionary Notice Regarding Forward-Looking
Statements,” which appear in our most recent Annual Report on Form 10-K, as filed with the Securities and Exchange
Commission, and as revised and updated by our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.
While we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events, or otherwise.
Our management uses non-U.S. GAAP financial measures to evaluate the Company’s performance, which exclude items we consider unusual or special items. We believe the use of such financial measures and information may be useful to investors. We believe that the use of non-U.S. GAAP measures helps investors to gain a better understanding of core operating results and future prospects, consistent with how management measures and forecasts the
Company's performance, especially when comparing such results to previous periods or forecasts. Please see Sealed
Air’s February 6, 2014 earnings press release for important information about the use of non-U.S. GAAP financial measures relevant to this presentation, including applicable reconciliations to U.S. GAAP financial measures.

Key Takeaways
FOURTH QUARTER & FULL YEAR 2013

Fourth Quarter 2013
•
Constant currency net sales growth of 4.1% with growth in all regions
•
Favorable product price/mix across all divisions and all regions
Full Year 2013
•
Constant currency net sales growth of 2.7% with growth in all divisions and all regions, except Europe
•
Adjusted EBITDA, excluding SARs, increased 7.3% due to favorable pricing and cost savings initiatives
•
Second time in eleven years, Sealed Air delivered Adj. EBITDA margin growth
•
Generated $509 million of Free Cash Flow
February 3, 2014
•
Completion of W. R. Grace & Co. Settlement agreement is a significant milestone for Sealed Air, creating financial flexibility and additional cash generation in future years
Reported U.S. GAAP Measures, Continuing Operations
Q4-13 Net Sales: $2.0B; Operating Profit: $172.6M; Net Income: $3.6M 2013 Net Sales: $7.7B; Operating Profit: $602.1M; Net Income: $93.7M
Q4-12 Net Sales: $2.0B; Operating Loss*: ($420.0M); Net Loss: ($345.2M) 2012 Net Sales: $7.6B; Operating Loss*: ($1.4B); Net Loss: ($1.9B)
*Includes impairment of goodwill and certain intangible assets associated with the Diversey acquisition

* Constant currency refers to unit volume and price/mix performance and excludes the impact of currency translation
Regional Sales Performance
FOURTH QUARTER 2013
Q4 Net Sales: $2.0B
Reported Sales Growth: Up 3.0%; Constant Currency: Up 4.1%
Latin
America
Reported: (1.3%)
Constant Currency: 6.7%
% of Sales: 10.7%
North
America
Reported: 3.1%
Constant Currency: 3.6%
% of Sales: 38.4%
Japan/ANZ
Reported: (6.0%)
Constant Currency: 2.7%
% of Sales: 7.8%
Europe
Reported: 6.1%
Constant Currency: 2.6%
% of Sales: 32.6%
AMAT
Reported: 4.2%
Constant Currency: 8.0%
% of Sales: 10.5%

Regional Sales Performance

FULL YEAR 2013
* Constant currency refers to unit volume and price/mix performance and excludes the impact of currency translation
2013 Net Sales: $7.7B
Reported Sales Growth: Up 1.7%; Constant Currency: Up 2.7%
Latin
America
Reported: 3.1%
Constant Currency: 9.7%
% of Sales: 10.7%
North
America
Reported: 1.8%
Constant Currency: 2.1%
% of Sales: 39.1%
Japan/ANZ
Reported: (5.2%)
Constant Currency: 0.5%
% of Sales: 7.4%
Europe
Reported: 1.2%
Constant Currency: (0.3%)
% of Sales: 31.8%
AMAT
Reported: 6.5%
Constant Currency: 8.8%
% of Sales: 11.0%

Net Sales Performance
Product Price/Mix & Volume

By Division Q4 2013 2013 By Division Q4 2013 2013
Food Care 3.2% 1.6% Food Care 1.0% 1.7%
Diversey Care 1.8% 1.5% Diversey Care 1.1% 0.5%
Product Care 1.7% (0.2%) Product Care 3.1% 2.6%
Medical/New Ventures 13.3% 2.3% Medical/New Ventures (6.0%) (1.2%)
Total 2.7% 1.2% Total 1.4% 1.5%
By Region Q4 2013 2013 By Region Q4 2013 2013
North America 3.7% 1.5% North America (0.1%) 0.6%
Europe 0.2% (0.2%) Europe 2.4% (0.1%)
Latin America 7.1% 5.1% Latin America (0.4%) 4.6%
AMAT 3.0% 2.0% AMAT 5.0% 6.8%
JANZ 1.1% (0.6%) JANZ 1.6% 1.1%
Total 2.7% 1.2% Total 1.4% 1.5%
Product Price/Mix (% Change) Volume (% Change)
Favorable Price/Mix in every division and in every region in Q4 2013

Food Care

SALES GROWTH WITH FAVORABLE PRICE/MIX
Q4 Net Sales ($M)
Packaging
Hygiene
811 832
175
180
986
1,012
Q4
2013
SG&A Volume Cost
Synergies
Q4
2012
Q4 2012
Q4 2013
Packaging
Hygiene
3,049
3,106
691
705
3,740
3,811
2012
2013
Q4 Adjusted EBITDA, excluding SARs ($M)
SG&A 2013 Perf-
based
Incentive
Comp
2012 Volume Cost
Synergies
* Other includes ($20M) supply chain costs primarily related to LIFO adjustment, non-material inflation & timing of inventory adjustments; FX: ($1.4M)
Full Year Net Sales ($M)
Full Year Adjusted EBITDA, excluding SARs ($M)
* Other includes ($13M) supply chain costs primarily related to non-material inflation;
FX: ($3.9M)
Other /
FX*
Mix &
Price/Cost
Spread
Mix &
Price/Cost
Spread
Other /
FX*
-3
-8
-28
151
17
2
14
156
579
25
20
58
535
-21
-24
-13
Perf-
based
Incentive
Comp

Diversey Care

INCREASED ADJUSTED EBITDA , EXCLUDING SARs
57
6
4
8
52
Q4
2013
SG&A
-3
Volume Cost
Synergies
Q4
2012
Perf-
based
Incentive
Comp
-6
-4
223
20
5
34
210
SG&A
-7
2013
-25
Perf-
based
Incentive
Comp
2012
-14
Volume Cost
Synergies
Q4 Net Sales ($M)
Q4 Adjusted EBITDA, excluding SARs ($M)
Full Year Net Sales ($M)
Full Year Adjusted EBITDA, excluding SARs ($M)
* FX: ($1.2M) * Other includes ($12M) supply chain costs primarily related to non-material inflation
& inventory obsolescence; Also includes bad debt allowance of ($4M) recorded in
Q3 for large customer in AMAT; FX: ($1.2M)
Other/
FX*
Mix &
Price/Cost
Spread
Other/
FX*
Mix &
Price/Cost
Spread
534 546
Q4 2012 Q4 2013
2,132
2,160
2012 2013

Product Care

STRONG VOLUME & POSITIVE PRICE/MIX IN Q4
SG&A
-2
Volume Cost
Synergies
Q4
2012
-8
Perf-
based
Incentive
Comp
-2
Q4
2013
2013
-17
Perf-
based
Incentive
Comp
-7
SG&A
-9
-6
Volume 2012 Cost
Synergies
Q4 Net Sales ($M)
Q4 Adjusted EBITDA, excluding SARs ($M)
Full Year Net Sales ($M)
Full Year Adjusted EBITDA, excluding SARs ($M)
* Other includes ($7M) supply chain costs primarily related to LIFO adjustment &
non-material inflation; FX: ($0.3M)
* Other ($12M) includes supply chain costs primarily related to LIFO adjustment &
non-material inflation; FX: ($1.0M)
407
424
Q4 2012 Q4 2013
1,578
1,608
2012 2013
247
16
19
250
68
2
5
5
68
Mix &
Price/Cost
Spread
Mix &
Price/Cost
Spread
Other/
FX*
Other/
FX*

Q4 2013 Net Sales
2,013
Foreign Exchange
-22
Price/Mix
+52
Volume
+27
Q4 2012 Net Sales
1,956
10
Q4 Net Sales ($M)
Full Year Net Sales ($M)
Q4 & 2013 Net Sales Bridge
7,691
2013 Net Sales Foreign Exchange
-76
Price/Mix
+94
Volume
+114
2012 Net Sales
7,559
+3%
+2%

273
26
11
28
275
Volume Q4 2012
Adj. EBITDA
-1%
Other/FX*
-42
-17
-7
Q4 Adj. EBITDA, excluding SARs ($M)
Full Year Adj. EBITDA, excluding SARs ($M)
1,073
40
112
1,000
41
Volume 2012
Adj. EBITDA
+7%
Other/FX*
-61
-25
-34
Q4 & 2013 Adj. EBITDA Bridge
* Others include ($46M) supply chain costs primarily related to non-material inflation; FX: ($5.9M)
Cost
Synergies
Mix & Price/
Cost Spread
SG&A/
Other
Perf-
based
Incentive
Comp
Q4 2013
Adj. EBITDA
Cost
Synergies
Mix & Price/
Cost Spread
SG&A/
Other
Perf-
based
Incentive
Comp
Q4 2013
Adj. EBITDA
* Others include ($31M) supply chain primarily related to LIFO adjustment, non-material inflation & timing of inventory adjustments; FX: ($2.2M)

SIGNIFICANT YoY IMPROVEMENT

($ in millions)
Year Ended December 31
Free Cash Flow
($ in millions)
Free Cash Flow 2012 2013
Adjusted Net Earnings $193 $263
Depreciation and Amortization        317        308
Profit Sharing Expense          19          35
Settlement agreement & Other Non-Cash Interest          61          67
Restructuring Payments       (103)       (107)
Tax Payments       (109)       (111)
SARs Payments         (24)         (46)
Net change in working capital items*         (77)          96
Other        117        120
Cash Flow from Operations $394 $625
Capital Expenditures       (123)       (116)
Free Cash Flow $271 $509
Year Ended
December 31
* Accounts Receivable, Inventories & Accounts Payable
271
509
2012 2013

Adjusted EBITDA: $1.05B - $1.07B
(D&A: $315M; Interest Expense: $295M)
Net Sales: Approx. $7.7B
(Organic growth offset by product rationalization and more than 2% unfavorable FX)
2014 Outlook
Adjusted EPS: $1.50 – $1.60
(Anticipated core tax rate of approx. 25%)
Free Cash Flow: Approx. $410M
(Assumes: Approx. $170M capex, $150M cash restructuring and $280M cash interest expense)
Note: Adjusted EBITDA, EPS and D&A guidance excludes the impact of special items.
Adjusted EPS also includes $0.12 benefit related to the Settlement agreement.

Q&A Earnings Conference Call Fourth Quarter 2013

Appendix

Q4 & 2013 Adj. EPS Calculation

Reported U.S. GAAP Measures :
•
•
•
(1) Comprised of $38.9M of property and equipment
depreciation, $30.8M of amortization of intangibles and
$3.8M of share-based compensation, net of ($0.3M)
special items
(2) 2013 contributions to be made in Sealed Air common stock
($ in millions, except Adjusted EPS)
(1) Comprised of $160.2M of property and equipment
depreciation, $123.2M of amortization of intangibles and
$24.1M of share-based compensation, net of ($5.3M)
special items
(2) 2013 contributions to be made in Sealed Air common stock
Q4 Adjusted EBITDA $261.8 2013 Adjusted EBITDA $1,034.6
Depreciation and amortization
(1)
73.2 Depreciation and amortization
(1)
302.2
Interest expense 91.6 Interest expense 361.0
Non-cash profit sharing expense
(2)
5.2 Non-cash profit sharing expense
(2)
34.7
Adjusted pre-tax earnings $91.8 Adjusted pre-tax earnings $336.7
Core taxes (20.0%) 18.4 Core taxes (21.8%) 73.5
Adjusted net earnings $73.4 Adjusted net earnings $263.2
Diluted Shares 213.9 Diluted Shares 213.5
Q4 Adjusted EPS $0.34 2013 Adjusted EPS $1.23
Q4 2013 Operating Income: $172.6M; Net Income: $3.6M; 2013 Operating Income: $602.1M; Net Income: $93.7M
Q4 2013: Recognized $0.11 in discontinued operations, including $0.10 per share gain on Medical Rigids sale
2013: Recognized $0.14 in discontinued operations, including $0.10 per share gain on Medical Rigids sale

Liquidity & Net Debt

($ in millions)
Liquidity Position
1,901
Net Debt
Lower net debt as a result of cash generated
from operating activities & asset sales,
partially offset by capital expenditures &
dividend payments
992
700
209
Dec. 31, 2013
Cash & Cash Equivalents
A/R Securitization
4,779
4,332
Dec. 31, 2012 Dec. 31, 2013
Revolving Credit Facility

GAAP Operating Profit (Loss)
(1)
2013 2012 2013 2012
Revised
(2)
Revised
(2)
Operating profit (loss):
   Food Care $ 119.6     $ (95.0)       $ 431.4     $ (170.9)
         As a % of Food Care net sales 11.8% (9.6)        % 11.3% (4.6)         %
   Diversey Care 11.2       (322.4)     57.9       (1,278.4)
         As a % of Diversey Care net sales 2.1% (60.4)      % 2.7% (60.0)       %
   Product Care 56.7       56.9        200.4     207.5
         As a % of Product Care net sales 13.4% 14.0% 12.5% 13.1%
   Other Category: Medical Applications business and New Ventures (1.9)       (24.5)       (12.7)      (36.0)
         As a % of Medical Applications and New Ventures net sales (6.2)       % (86.0)      % (11.4)      % (32.8)       %
   Total segments and other category 185.6     (385.0)     677.0     (1,277.8)
         As a % of total net sales 9.2% (19.7)      % 8.8% (16.9)       %
Costs related to the acquisition and integration of Diversey 0.4        2.6         1.1         7.4
Restructuring and other charges 12.6       32.4        73.8       142.5
   Total $ 172.6     $ (420.0)     $ 602.1     $ (1,427.7)
         As a % of total net sales 8.6% (21.5)      % 7.8% (18.9)       %
December 31, December 31,
(Unaudited, $ in millions)
Year Ended
Three Months Ended
(1) The supplementary information included in this press release for 2013 is preliminary and subject to change prior to the filing of our upcoming Annual Report on Form
10-K with the  Securities and Exchange Commission.
(2) In December 2013, we completed the sale of our Medical Rigids business. The financial results of the Medical Rigids business are reported as discontinued
operations, net of tax, and, accordingly all previously reported financial information has been revised.